UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2015

Applied DNA Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	002-90539 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

50 Health Sciences Drive Stony Brook, New York 11790 (Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:
631-240-8800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Information.

Applied DNA Sciences, Inc., a Delaware corporation (the “Company”), closed its previously announced underwritten public offering on April 1, 2015 in which 4,011,000 shares of common stock and warrants to purchase up to an aggregate of 1,604,400 shares of common stock were sold to the public at a combined offering price of $3.00, including 191,000 shares and 76,400 warrants sold pursuant to the partial exercise of the underwriters’ over-allotment option.

The shares of common stock and the warrants are being offered and sold to the public pursuant to the Company’s registration statement on Form S-3 (File No. 333-202432) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission (the “Commission”) on March 10, 2015, including a base prospectus dated March 10, 2015, and a final prospectus supplement filed with the Commission on March 27, 2015. A copy of the opinion of Norton Rose Fulbright LLP relating to the validity of the securities issued in the offering is filed herewith as Exhibit 5.1 and is hereby incorporated by reference into the Registration Statement.

In furtherance of the offering, on April 1, 2015, the Company and American Stock Transfer & Trust Company, LLC (“AST”) entered into a First Amendment to Warrant Agreement, pursuant to which AST has agreed to act as agent with respect to the Warrants to be issued in the offering. A copy of the First Amendment to Warrant Agreement is filed as Exhibit 4.1 and is incorporated herein by reference.

On April 1, 2015, the Company issued a press release announcing the closing of the public offering and partial exercise of the underwriters’ over-allotment option. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

4.1	First Amendment to Warrant Agreement dated April 1, 2015 between Applied DNA Sciences, Inc. and American Stock Transfer & Trust Company, LLC, as warrant agent.
5.1	Opinion of Norton Rose Fulbright LLP
23.1	Consent of Norton Rose Fulbright LLP (included as Exhibit 5.1 hereto)
99.1	Press Release dated April 1, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2015	APPLIED DNA SCIENCES, INC.

	By:	/s/ James A. Hayward
	Name: Title:	James A. Hayward Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	First Amendment to Warrant Agreement dated April 1, 2015 between Applied DNA Sciences, Inc. and American Stock Transfer & Trust Company, LLC, as warrant agent.
5.1	Opinion of Norton Rose Fulbright LLP
23.1	Consent of Norton Rose Fulbright LLP (included as Exhibit 5.1 hereto)
99.1	Press Release dated April 1, 2015